UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 21, 2021
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GoHealth, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 West Huron St.		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 19, 2021, the Board of Directors (the “Board”) of GoHealth, Inc. (the “Company”) approved the adoption of the GoHealth, Inc. 2021 Employment Inducement Award Plan (the “Inducement Award Plan”), which was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Stock Market LLC listing rules (“Rule 5635(c)(4)”). In accordance with Rule 5635(c)(4), awards under the Inducement Award Plan may only be made to a newly hired employee who has not previously been a member of the Board, or an employee who is being rehired following a bona fide period of non-employment by the Company or a subsidiary, as a material inducement to the employee’s entering into employment with the Company or its subsidiary. An aggregate of 4,000,000 shares of the Company’s Class A common stock have been reserved for issuance under the Inducement Award Plan.

As previously disclosed, on December 6, 2021, the Board appointed Vance Johnston as the Chief Financial Officer, effective on December 7, 2021 (the “CFO Effective Date”) and agreed to grant Mr. Johnston equity awards comprised of initial equity grant valued at $2,000,000, one-half of which to be granted in the form of restricted stock units and the other half in the form of stock options (the “Initial Equity Awards”). The Initial Equity Awards were issued to Mr. Johnston on December 21, 2021, under the Inducement Award Plan, in the form of (i) an option to purchase 438,099 shares of the Company’s Class A common stock and (ii) 281,690 restricted stock units. The option to purchase 438,099 shares of the Company’s Class A common stock was issued to Mr. Johnston at an exercise price per share of $3.55, which was the closing price per share of the Company’s Class A common stock on the option’s date of grant. The Initial Equity Awards each vest (subject to Mr. Johnston’s continued service) as to one-third on each of the first three anniversaries of the CFO Effective Date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOHEALTH, INC.

Date:	December 22, 2021	By:	/s/ Clinton P. Jones
Clinton P. Jones Chief Executive Officer